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Exhibit 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We have issued our report dated March 16, 2001, accompanying the consolidated financial statements of LIFE Financial Corporation on Form 10-K for the year ended December 31, 2000. We hereby consent to the incorporation by reference of said report in the Registration Statement of LIFE Financial Corporation on Form S-8 (File No. 333-51425).

                      /s/ Grant Thornton LLP

                      Irvine, California
                      March 30, 2001

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Exhibit 23.2